UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2019

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with Occidental Petroleum Corporation’s (the “Company”) previously announced offers to exchange (the “Exchange Offers”) any and all validly tendered (and not validly withdrawn) and accepted notes of 23 series (collectively, the “Old Notes”) issued by Anadarko Petroleum Corporation (“Anadarko”), Anadarko Holding Company, as successor in interest to Union Pacific Resources Group Inc. (“Anadarko HoldCo”), Anadarko Finance Company (“Anadarko Finance”) or Kerr-McGee Corporation (“Kerr-McGee”), as applicable, for notes to be issued by the Company (collectively, the “Oxy Notes”) and cash and the related solicitation of consents to amend the Old Notes Indentures (as defined below) governing the applicable Old Notes, the following supplemental indentures were entered into on August 29, 2019 (collectively, the Supplemental Indentures”):

•
a supplemental indenture to the indenture, dated as of August 1, 1982 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Kerr-McGee 1982 Old Notes Indenture”), among Kerr-McGee, Anadarko, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Citibank, N.A.), as trustee, relating to the 7.125% Debentures due 2025 issued by Kerr-McGee;

•
a supplemental indenture to the indenture, dated as of March 1, 1995 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko 1995 Old Notes Indenture”), among Anadarko and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Chase Manhattan Bank, N.A.), as trustee, relating to the 7.730% Debentures due 2096 issued by Anadarko;

•
a supplemental indenture to the indenture, dated as of March 27, 1996 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko HoldCo 1996 Old Notes Indenture”), among Anadarko HoldCo (as successor in interest to Union Pacific Resources Group Inc.), Anadarko, as guarantor,  and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Chase Bank of Texas National Association), as trustee, relating to the 7.500% Debentures due 2026, the 7.150% Debentures due 2028 and the 7.500% Debentures due 2096 issued by Anadarko HoldCo;

•
a supplemental indenture to the indenture, dated as of September 1, 1997 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko 1997 Old Notes Indenture”), among Anadarko and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Harris Trust and Savings Bank), as trustee, relating to the 7.000% Debentures due 2027, the 6.625% Debentures due 2028 and the 7.200% Debentures due 2029 issued by Anadarko;

•
a supplemental indenture to the indenture, dated as of April 13, 1999 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko HoldCo 1999 Old Notes Indenture”), among Anadarko HoldCo (as successor in interest to Union Pacific Resources Group Inc.), Anadarko Finance (as successor in interest to UPR Capital Company, a subsidiary issuer party thereto), Anadarko, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee, relating to the 7.950% Debentures due 2029 issued by Anadarko HoldCo;

•
a supplemental indenture to the indenture, dated as of April 26, 2001 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko Finance 2001 Old Notes Indenture”), among Anadarko Finance, Anadarko, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee, 7.500% Senior Notes due 2031 issued by Anadarko Finance;

•
a supplemental indenture to the indenture, dated as of August 1, 2001 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Kerr-McGee 2001 Old Notes Indenture”), among Kerr-McGee, Anadarko, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Citibank, N.A.), as trustee, relating to the 6.950% Senior Notes due 2024 and the 7.875% Senior Notes due 2031 issued by Kerr-McGee; and

•
a supplemental indenture to the indenture, dated as of September 19, 2006 (as amended or supplemented prior to the date of execution of such supplemental indenture, the “Anadarko 2006 Old Notes Indenture”), among Anadarko and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, relating to the 4.850% Senior Notes due 2021, the 3.450% Senior Notes due 2024, the 5.550% Senior Notes due 2026, the 6.450% Senior Notes due 2036, the Zero Coupon Senior Notes due 2036, the 7.950% Senior Notes due 2039, the 6.200% Senior Notes due 2040, the 4.500% Senior Notes due 2044 and the 6.600% Senior Notes due 2046 issued by Anadarko.

The Kerr-McGee 1982 Old Notes Indenture, Anadarko 1995 Old Notes Indenture, Anadarko HoldCo 1996 Old Notes Indenture, Anadarko 1997 Old Notes Indenture, Anadarko HoldCo 1999 Old Notes Indenture, Anadarko Finance 2001 Old Notes Indenture, Kerr-McGee 2001 Old Notes Indenture and Anadarko 2006 Old Notes Indenture are referred to collectively as the “Old Notes Indentures.”

The Supplemental Indentures eliminate substantially all of the restrictive covenants and the payment cross-default event of default provisions in the Old Notes Indentures (collectively, the “Proposed Amendments”), other than with respect to the 7.250% Debentures due 2025 and the 7.250% Debentures due 2096 (the “Extended Consent Revocation Deadline Old Notes”). As of 5:00 p.m., New York City time, on August 28, 2019, the Company had not yet received the requisite consents to adopt the Proposed Amendments with respect to the Extended Consent Revocation Deadline Old Notes.

Each Supplemental Indenture became effective upon execution. However, such Supplemental Indentures shall become operative only upon the completion and settlement of the Exchange Offers, with the result that the Proposed Amendments effected by such Supplemental Indentures shall not become effective if the Exchange Offers are terminated or withdrawn prior to completion or settlement. The consummation of the Exchange Offers is subject to, and conditional upon, the satisfaction or, where permitted, the waiver of the conditions set forth in the Company’s prospectus, dated as of August 15, 2019, as amended. The Exchange Offers commenced on August 15, 2019 and expire at 12:01 a.m., New York City time, on September 13, 2019, unless extended or terminated (the “Expiration Date”). The settlement is anticipated to occur promptly after the Expiration Date.

This summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, and are incorporated by reference into this Item 1.01.

Item 3.03.  Material Modification to Rights of Security Holders.

The description of the Supplemental Indentures set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.  Other Events.

On August 29, 2019, the Company issued a press release announcing the early tender results of the Exchange Offers as of 5:00 p.m., New York City time, on August 28, 2019 and certain amendments to the terms of the Exchange Offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

4.1
Tenth Supplemental Indenture, dated August 29, 2019, to the August 1, 1982 Indenture, by and among Kerr-McGee Corporation, Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Citibank, N.A.), as Trustee.

4.2
First Supplemental Indenture, dated August 29, 2019, to the March 1, 1995 Indenture, by and between Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee.

4.3
Second Supplemental Indenture, dated August 29, 2019, to the March 27, 1996 Indenture, by and among Anadarko Holding Company (as successor in interest to Union Pacific Resources Group Inc.), Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Chase Bank of Texas National Association), as Trustee.

4.4
First Supplemental Indenture, dated August 29, 2019, to the September 1, 1997 Indenture, by and between Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Harris Trust and Savings Bank), as Trustee.

4.5
Second Supplemental Indenture, dated August 29, 2019, to the April 13, 1999 Indenture, by and among Anadarko Holding Company (as successor in interest to Union Pacific Resources Group Inc.), Anadarko Finance Company (as successor in interest to UPR Capital Company), Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as Trustee.

4.6
Second Supplemental Indenture, dated August 29, 2019, to the April 26, 2001 Indenture, by and among Anadarko Finance Company, Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as Trustee.

4.7
Third Supplemental Indenture, dated August 29, 2019, to the August 1, 2001 Indenture, by and among Kerr-McGee Corporation, Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Citibank, N.A.), as Trustee.

4.8
Fourth Supplemental Indenture, dated August 29, 2019, to the September 19, 2006 Indenture, by and between Anadarko Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee.

99.1	Press Release, dated August 29, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: August 30, 2019